[PepsiCo logo and operating division logos omitted]

                                                                 Peter Bridgman

                                                                 August 10, 2001

Agenda


o        Welcome and Introductions
         -------------------------

o        Meeting Objective

o        Rules of the Day

o        New Operating Businesses

o        Corporate Costs and Assumptions

o        Accounting Assumptions

o        Financials: Pro Forma

o        Financials: Reported

o        Q & A

Safe Harbor Statement

This material contains certain "forward looking" statements. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements include statements about future benefits of the merger between PepsiCo, Inc. ("PepsiCo") and The Quaker Oats Company ("Quaker Oats") Factors that could cause actual results to differ materially from those described herein include: the inability to successfully integrate the businesses of PepsiCo and Quaker Oats; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; and the general economic environment. For a review of other risk factors, please refer to our statements filed at the Securities and Exchange Commission. PepsiCo is not under any obligation to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Agenda


o        Welcome and Introductions

o        Meeting Objective
         -----------------

o        Rules of the Day

o        New Operating Businesses

o        Corporate Costs and Assumptions

o        Accounting Assumptions

o        Financials: Pro Forma

o        Financials: Reported

o        Q & A

Meeting Objective

To provide an understanding of the financial statements of the New PepsiCo so that

     o    you have an historical basis for the New PepsiCo and

     o you have the appropriate base upon which to build your outlook for the New PepsiCo.

Agenda


o        Welcome and Introductions

o        Meeting Objective

o        Rules of the Day
         ----------------

o        New Operating Businesses

o        Corporate Costs and Assumptions

o        Accounting Assumptions

o        Financials: Pro Forma

o        Financials: Reported

o        Q & A

Rules of the Day

o        What we will cover

         -    HISTORY (1998 - Q2 2001)

         -    Operating Segment Definitions

         -    Accounting Assumptions

         -    Financial Statements

Rules of the Day

o        What we will not cover
                      ---

         -    The FUTURE

         -    Growth algorithm

         -    Operating Synergies and Restructuring Estimates

Agenda


o        Welcome and Introductions

o        Meeting Objective

o        Rules of the Day

o        New Operating Businesses
         ------------------------

o        Corporate Costs and Assumptions

o        Accounting Assumptions

o        Financials: Pro Forma

o        Financials: Reported

o        Q & A

Six Reporting Segments


Pepsi-Cola North America (PCNA)

Gatorade/Tropicana North America (GTNA)

Frito-Lay North America (FLNA)

PepsiCo Beverages International (PBI)

Frito-Lay International (FLI)

Quaker Foods North America (QFNA)

Our New Operating Businesses


           Pepsi-Cola     =  PCNA
          North America




             [Image of Pepsi-Cola North America's products omitted]

Our New Operating Businesses


            Gatorade/          Gatorade            Tropicana's
            Tropicana    =  U.S. and Canada  +  North American
          North America                            Business




         [Image of Gatorade's U.S. and Canada products and Tropicana's
                       North American products omitted]

Our New Operating Businesses


          Frito-Lay                             Quaker's
            North       =     FLNA     +     North American
           America                           Snack Business
                                           (Bars & Rice Cakes)




         [Image of Quaker's North American snack products and Frito-Lay
                       North America's products omitted]

Our New Operating Businesses


      PepsiCo           Pepsi-Cola          Tropicana's          Gatorade's
     Beverages     =   International   +   International   +   International
   International                             Business            Business




    [Image of Pepsi-Cola International's products, Tropicana's international products and Gatorade's international products omitted]

Our New Operating Businesses


            Frito-Lay                                        Quaker's
          International       =       FLI       +       International Rice
                                                         Cakes, Bars and
                                                         Foods Businesses




           [Image of Frito-Lay International's products and Quaker's international rice cakes, bars and food products omitted]

Our New Operating Businesses


                                       Quaker's North
          Quaker Foods                American Cereals,
          North America       =       Rice and Prepared
                                      Foods Businesses


       [Image of Quaker's international cereals, rice cakes and prepared food products omitted]

Agenda


o        Welcome and Introductions

o        Meeting Objective

o        Rules of the Day

o        New Operating Businesses

o        Corporate Costs and Assumptions
         -------------------------------

o        Accounting Assumptions

o        Financials: Pro forma

o        Financials: Reported

o        Q & A

Our Corporate Costs


o    Corporate unallocated costs include

     -    Corporate overhead expenses, primarily in Purchase and Chicago

     -    Centralized cross divisional initiatives

     -    Transactional forex gains and losses

Our Corporate Costs


o    Provision for Income Taxes
     -    As previously reported by PepsiCo and Quaker
     - No adjustments for potential strategies had we been combined in earlier years

o    Average Shares Outstanding
     -    Added Quaker's weighted average shares outstanding, multiplied by the
          2.3 exchange ratio

o    Net Interest Expense
     - As previously reported by PepsiCo and Quaker on a proforma basis, adjusted for reclassifications

Agenda


o        Welcome and Introductions

o        Meeting Objective

o        Rules of the Day

o        New Operating Businesses

o        Corporate Costs and Assumptions

o        Accounting Assumptions
         ----------------------

o        Financials: Pro forma

o        Financials: Reported

o        Q & A

Accounting Assumptions:
Policies


o    Quaker Accounting Policies very similar to PepsiCo

o    We have made minor adjustments to ensure ongoing comparability
     -    No impact on full year Net Income
     -    Quaker's quarterly advertising and marketing expense
     -    Quarterly tax accruals
     -    Reclassifications between financial statement lines
     -    Quarterly reporting calendar

Accounting Assumptions:
Reporting Calendar


o    We will keep PepsiCo's existing reporting calendar

     -    Year-end is the last Saturday in December

     -    52 week year; 53 weeks every 5 or 6 years - next 2005

     -    Quarters 1, 2 & 3 are 12 weeks; Quarter 4 is 16 weeks

Accounting Assumptions:
Reporting Calendar


     o    Quaker had a December 31 year-end and 3 month reporting cycle
          - Quaker calendar year is consolidated with PepsiCo's 52/53 week year
          -    For example, for 2001:

                 Quaker            PepsiCo          New PepsiCo
                 ------            -------          -----------
                 February 28  +    March 24     =   March 24
                 May 31       +    June 16      =   June 16
                 August 31    +    September 8  =   September 8
                 December 31  +    December 29  =   December 29
                 o  Similar methodology for all years presented

          -    Methodology consistent with PCI
          - Quaker operating businesses will ultimately change to 52/53 week cycle
               o    Implementation dependent on overall systems integration
               o    Probably not before 2003

Accounting Assumptions:
Future Changes


o New accounting guidance has recently been issued regarding goodwill and classification of customer support

o    We are currently evaluating the impact of these statements
     -    Non amortization of goodwill
          o    Raises EPS
          o    Estimated to lower EPS growth rate slightly

     - Reclassification of customer promotional incentives from selling, general and administrative expenses to net sales
          o    Non-cash and no impact on Operating Profit or EPS

     -    Improves margins

Agenda


o        Welcome and Introductions

o        Meeting Objective

o        Rules of the Day

o        New Operating Businesses

o        Corporate Costs and Assumptions

o        Accounting Assumptions

o        Financials: Pro forma
         ---------------------

o        Financials: Reported

o        Q & A

Financials: Pro Forma


o    Pro Forma Financials provide a basis of comparison for historical results
     -    Excludes impact of 53rd week in 2000
     -    Excludes various one-time gains and losses
     -    Excludes significant impairment and restructuring charges
     -    Restates all years for any accounting changes
     - Reflects PepsiCo's 1999 bottling transactions as though they occurred as of January 1998
     - Reflects PepsiCo's August 1998 Tropicana acquisition as if it occurred in January 1998
     -    Excludes Quaker divested businesses

o However pro forma financials are not consistent with financial results reported in SEC filings

Financials: Pro Forma


                                              % vs.              % vs.
                                              -----              -----
Volume (MM)         Unit of Measure   2000    1999     1999      1998    1998
-----------         ---------------   ----    ----     ----      ----    ----

Frito-Lay           Pounds           3,245      5%    3,103       4%    2,987
North America

Frito-Lay           Kilos            1,531     10%    1,397       4%    1,340
International

Pepsi-Cola          8oz. equivalent  3,552      1%    3,523       2%    3,475
North America       Bottler Case Sales

Gatorade/Tropicana  Gallons          1,064     10%      970       8%      900
North America

PepsiCo Beverages   8oz. equivalent  3,154      6%    2,956       --    2,967
International       Bottler Case Sales

Quaker Foods        Pounds           1,251     (1%)   1,269       1%    1,255
North America

Volume


o    "Servings" - a new volume measure for total PepsiCo
     -    Clearly defined conversion factors
     -    Will also continue to give segment volume guidance

          Serving Sizes              |     Traditional    =     Servings
-------------------------------------|-------------------   ----------------
Beverage                   8 oz      |     1 Lb             15.1 Salty
                                     |                      11.3 Sweet
Salty Snack                30 g      |                      10.1 Other Foods
                                     |
Sweet Snack                40 g      |     1 Kilo           33.3 Salty
                                     |                      25.0 Sweet
Other Food                 45 g      |                      22.2 Other Foods
                                     |
                                     |     1 BCS            24
                                     |
                                     |     1 Gallon         16
                                     |

Volume


Total Servings                            % vs.                % vs.
--------------                            -----                -----
                                 2000     1999        1999     1998         1998
                                 ----     ----        ----     ----         ----
Worldwide Snacks               93,312      7%       87,053      4%        83,327

Worldwide Beverages           177,966      4%      171,492      1%       169,016

Quaker Foods N.A.              12,613     (1%)      12,793      1%        12,649

Total PepsiCo                 283,891      5%      271,338      2%       264,992

Financials: Pro Forma


Net Sales                                  % vs.              % vs.
---------                                  -----              -----
                                   2000    1999       1999    1998       1998
                                   ----    ----       ----    ----       ----
Frito-Lay N. A.                  $8,807      7%     $8,232      5%     $7,821

Frito-Lay Intl.                   4,814     13%      4,274      5%      4,077
                                -------            -------            -------

     Worldwide Snacks            13,621      9%     12,506      5%     11,898
                                -------            -------            -------

Pepsi-Cola N. A.                  3,253      8%      3,005      3%      2,912

Gatorade/Tropicana N. A.          3,808     10%      3,452     12%      3,079

PepsiCo Beverages Intl.           2,531      4%      2,429      3%      2,368
                                -------            -------            -------

     Worldwide Beverages          9,592      8%      8,886      6%      8,359
                                -------            -------            -------

Quaker Foods N. A.                1,972     (1%)     1,993      3%      1,928

Total Net Sales                 $25,185      8%    $23,385      5%    $22,185
                                =======            =======            =======

Financials: Pro Forma


Segment Operating Profit                   % vs.              % vs.
------------------------                   -----              -----
                                   2000    1999       1999    1998       1998
                                   ----    ----       ----    ----       ----
Frito-Lay N.A.                   $1,875     12%     $1,679     11%     $1,515

Frito-Lay Intl.                     536     17%        455     15%        397
                                 ------             ------             ------

     Worldwide Snacks             2,411     13%      2,134     12%      1,912
                                 ------             ------             ------

Pepsi-Cola N. A.                    820      9%        751      2%        738

Gatorade/Tropicana N. A.            495     15%        433     30%        333

PepsiCo Beverages Intl.             169     56%        108     (7%)       116
                                 ------             ------             ------

     Worldwide Beverages          1,484     15%      1,292      9%      1,187
                                 ------             ------             ------

Quaker Foods N. A.                  392      8%        363     10%        331

Segment Operating Profit         $4,287     13%     $3,789     10%     $3,430
                                 ======             ======             ======

Financials: Pro Forma


                                     2000                      1999
                              ------------------        ------------------
                              New Pep    Old Pep        New Pep    Old Pep
                              -------    -------        -------    -------

Cost of sales
(as a %of sales)               40.6%      38.9%          38.9%      37.3%


Selling, general and
administrative expenses
(as a % of sales)              43.1%      44.7%          45.5%      46.8%

Financials: Pro Forma


                                        2000       1999       1998
                                        ----       ----       ----
Segment Operating Profit              $4,287     $3,789     $3,430

Corporate Unallocated Expenses          (330)      (330)      (276)

Bottling Equity Income - Net             125         82         46

Interest Expense - Net                  (202)      (203)      (223)
                                      ------     ------     ------

     Income Before Income Taxes        3,880      3,338      2,977

Provision for Income Taxes             1,270      1,093        974
                                      ------     ------     ------

         Net Income                   $2,610     $2,245     $2,003

Financials: Pro Forma


                                             2000     1999     1998
                                             ----     ----     ----
Net Income                                 $2,610   $2,245   $2,003
Preferred Dividends                             4        4        5
                                           ------   ------   ------
Net Income Available for Common            $2,606   $2,241   $1,998

Average Shares Outstanding - Diluted        1,791    1,817    1,848


EPS
     Basic                                 $1.490   $1.263   $1.113
     Diluted                               $1.456   $1.234   $1.083

Financials: Pro Forma


The seasonality of our 2000 results is not significantly impacted by the addition of Quaker

                             Volume
                  ------------------------------
                  Q1       Q2       Q3       Q4
                  --       --       --       --
"Old" PepsiCo     21%      25%      26%      28%      100%
"New" PepsiCo     20%      26%      28%      26%      100%


                            Net Sales
                  ------------------------------
                  Q1       Q2       Q3       Q4
                  --       --       --       --
"Old" PepsiCo     21%      25%      24%      30%      100%
"New" PepsiCo     20%      25%      25%      30%      100%

Cash Flow Items:
Capital Spending


Pro forma Capital Spending          2000     1999     1998
--------------------------          ----     ----     ----

PepsiCo                            1,067    1,118    1,405

Quaker                               268      222      197
(ongoing business)                ------   ------   ------

Total                              1,353    1,340    1,602

Capex at Divested
Bottling Operations                   --      (95)    (543)

Tropicana Jan-Aug '98                                   59

----------------------------------------------------------
Pro Forma                          1,353    1,245    1,118
----------------------------------------------------------

Agenda


o        Welcome and Introductions

o        Meeting Objective

o        Rules of the Day

o        New Operating Businesses

o        Corporate Costs and Assumptions

o        Accounting Assumptions

o        Financials: Pro forma

o        Financials: Reported
         --------------------

o        Q & A

Financials: Reported


o Pro Formas that we have just reviewed include assumptions not permitted in SEC filings

o    We use "Reported" and "Comparable" results in SEC filings

     Reported = Generally Accepted Accounting Principles (GAAP)

     Comparable = Reported results excluding objectively
                  verifiable adjustments

Financials: Reported


o    Reported Income Statement

o    Comparable Income Statement
     -    Exclude impact of 53rd week
     -    Exclude impact of one-time gains and losses
     -    Exclude significant impairment and restructuring charges
     -    Restate all periods for any accounting changes
     -    Exclude Quaker divested businesses

o    Pro Forma Income Statement
     - Reflect PepsiCo's 1999 bottling transactions as though they occurred January 1998
     - Reflect PepsiCo's August 1998 Tropicana acquisition as if it occurred in January 1998

Financials: Reported


Net Sales                            2000      1999      1998
---------                            ----      ----      ----

Frito-Lay N. A.                    $8,971    $8,232    $7,821

Frito-Lay Intl.                     4,875     4,274     4,077
                                  -------   -------   -------
     Worldwide Snacks              13,846    12,506    11,898
                                  -------   -------   -------

Pepsi-Cola N. A.                    3,289     2,605     1,389

Gatorade/Tropicana N. A.            3,841     3,452     1,956

PepsiCo Beverages Intl.             2,531     2,407     2,074
                                  -------   -------   -------
     Worldwide Beverages            9,661     8,464     5,419
                                  -------   -------   -------

Quaker Foods N. A.                  1,972     1,993     1,928

                                  -------   -------   -------
Segment Net Sales                  25,479    22,963    19,245
                                  -------   -------   -------

Quaker Divested Businesses             --         7       284

Bottling Operations                    --     2,123     7,662

                                  -------   -------   -------
Total Net Sales                   $25,479   $25,093   $27,191
                                  -------   -------   -------

Financials: Reported


Segment Operating Profit             2000      1999      1998
------------------------             ----      ----      ----

Frito-Lay N. A.                    $1,915    $1,679    $1,515

Frito-Lay Intl.                       546       455       397
                                   ------    ------    ------
     Worldwide Snacks               2,461     2,134     1,912
                                   ------    ------    ------

Pepsi-Cola N. A.                      833       751       738

Gatorade/Tropicana N. A.              500       433       259

PepsiCo Beverages Intl.               169       108       120
                                   ------    ------    ------
     Worldwide Beverages            1,502     1,292     1,117
                                   ------    ------    ------

Quaker Foods N. A.                    392       363       331

                                   ------    ------    ------
Segment Operating Profit           $4,355    $3,789    $3,360
                                   ------    ------    ------

Financials: Reported


                                               2000     1999     1998
                                             ------------------------
Segment Operating Profit                     $4,355   $3,789   $3,360
Corporate Unallocated Expenses                 (353)    (286)    (186)
Impairment and Restructuring Charges           (184)     (73)    (482)
Quaker Divested Businesses                       --       --       (2)
Bottling Operations/Investments                  --       53      346
Gain on Bottling Transactions                    --    1,000       --
Bottling Equity Income - Net                    130       83       --
Interest Expense - Net                         (187)    (291)    (376)
                                             ------   ------   ------
     Income Before Income Taxes               3,761    4,275    2,660
Provision for Income Taxes                    1,218    1,770      382
                                             ------   ------   ------
     Net Income                              $2,543   $2,505   $2,278
                                             ------   ------   ------
Average Shares Outstanding - Diluted          1,791    1,817    1,848
EPS
     Basic                                   $1.452   $1.409   $1.266
     Diluted                                 $1.419   $1.377   $1.231

Financials: Reported


o    We anticipate filing our restated 10K later this month

     -    Filing on Form 8K

     -    Required within 60 days of announcing transaction

     - 1998 - 2000 full year financials, footnotes and Management Discussions and Analysis

          o    Q2 2001 financial statements and footnotes

Agenda


o        Welcome and Introductions

o        Meeting Objective

o        Rules of the Day

o        New Operating Businesses

o        Corporate Costs and Assumptions

o        Accounting Assumptions

o        Financials: Pro forma

o        Financials: Reported

o        Q & A
         ------

[PEPSICO LOGO]

                                                                      Q&A




                      [operating division logos omitted]